Exhibit 99.3

NUVILEX, INC.

NOMINATING COMMITTEE CHARTER

This Nominating Committee Charter (“Charter”) was adopted by the Board of Directors (“Board”) of Nuvilex, Inc. (“Company”) on September 19, 2014.

Purpose

The Nominating Committee of the Board (“Nominating Committee”) is established for the purpose of assisting the Board in its selection of individuals: (i) as nominees for election to the Board at the next annual meeting of the stockholders of the Company; or (ii) to fill any vacancies or newly created directorships on the Board.

The Nominating Committee should exercise its business judgment in carrying out the responsibilities described in this Charter in a manner the Nominating Committee members reasonably believe to be in the best interests of the Company and its stockholders. No provision of this Charter, however, is intended to create any right in favor of any third party, including any stockholder, officer, director or employee of the Company or any subsidiary thereof, in the event of a failure to comply with any provision of this Charter.

Committee Membership

The Nominating Committee shall consist of no fewer than two members. Each member of the Nominating Committee shall meet the independence requirements of The NASDAQ Stock Market, LLC (“Nasdaq”). The members of the Nominating Committee will be recommended for appointment by the Board to serve for such term or terms as the Board may determine or until resignation, removal or death. Nominating Committee members serve at the pleasure of, and may be replaced at any time by, the Board. All vacancies will be filled by the Board.

Meetings

The Nominating Committee shall meet as often as it determines, but not less frequently than twice per year. The Nominating Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Nominating Committee or to meet with any members of, or consultants to, the Nominating Committee.

Committee Authority and Responsibilities

The Nominating Committee shall have the sole authority to retain and terminate, on behalf of the Company, any search firm for the purpose of assisting the Nominating Committee in identifying candidates for Board membership and to approve the fees and other retention terms of any search firm. The Nominating Committee also shall have the authority to retain at Company expenses (if applicable) and to obtain advice and assistance from legal, accounting and other advisors in connection with the performance of its duties and responsibilities. The Company shall provide appropriate funding, as determined by the Nominating Committee, for payment of compensation to any search firm or other advisors retained by the Nominating Committee and of ordinary administrative expenses of the Nominating Committee that are necessary or appropriate in carrying out its duties.

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So long as in compliance with applicable law and Nasdaq rules, the Nominating Committee may form and delegate authority to any subcommittee comprised solely of Nominating Committee members who are independent directors.

The Nominating Committee shall have such other authority as shall be necessary or appropriate to effectuate its purposes as set forth in this Charter.

Specific duties and responsibilities of the Nominating Committee include, but are not limited to, the following:

1.               To develop and revise as appropriate, for approval by the Board, selection criteria and qualification standards for Board nominees which reflect the Company’s commitment to, at all times, maintain a Board comprised of directors who have personal and professional integrity, demonstrated exceptional ability and judgment, and who shall be effective, in conjunction with other nominees and directors, in collectively serving the long-term interests of the Company and its stockholders. The Company believes that having directors with relevant experience in business and industry and other areas is beneficial to the Board as a whole. Directors with such backgrounds can provide useful perspectives on significant risks and competitive advantages and understanding the challenges the Company faces;

2.               To identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board and applicable laws and regulations, and to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Nominating Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In recommending candidates, the Nominating Committee shall take into consideration the selection criteria and qualification standards approved by the Board and such other factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. In making such recommendations, the Nominating Committee should assure that the Board contains a majority of independent directors (as such term is defined by the Nasdaq listing standards);

3.               The Nominating Committee shall consider all candidates recommended by the Company's stockholders in accordance with the procedures set forth in the Company's annual proxy statement. The Nominating Committee may consider candidates proposed by management, but is not required to do so;

4.               To develop lists of desirable director nominees and share information concerning the potential nominees and the process with the Board, soliciting input from other Board members;

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5.               To identify Board members qualified to fill vacancies on any committee of the Board (including the Nominating Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Nominating Committee shall take into consideration the criteria approved by the Board and the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members;

6.               To evaluate the qualifications of nominees submitted by the Company’s stockholders using the same selection criteria and qualification standards the Nominating Committee uses to evaluate other potential nominees;

7.               To annually review the performance and contributions made by each director to the overall goals and objectives of the Company prior to the time such directors normally would be nominated for reelection. Members of the Nominating Committee, however, will not participate in deliberations about their own performance;

8.               To extend to each prospective director nominee approved by the Board the invitation to stand for election to the Board. The Chairperson of the Nominating Committee normally will extend this invitation;

9.               To assist management in the preparation of the disclosure in the Company’s proxy statement for its annual meeting of stockholders regarding director independence and operations of the Nominating Committee;

10.            To report at least annually to the Board;

11.            Annually, to review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for its consideration as and while appropriate;

12.            Annually, to review and evaluate the performance of the Nominating Committee; and

13.            To perform such other duties as the Board may from time to time direct or as may be required by applicable laws, rules and regulations.

Amendment

This Charter may be amended from time to time by the Board. Any amendment must be disclosed as required by, and in accordance with, applicable laws, rules and regulations.

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